UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 (Date of earliest event reported) June 8, 2001


                          GUM TECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)


            UTAH                      0-27646                     87-0482806
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)


246 East Watkins Street, Phoenix, Arizona                           85004
(Address of Principal Executive Offices)                         (Zip Code)


                                 (602) 252-1617
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Attached hereto as Exhibit 99.1 is a copy of Gum Tech International, Inc.'s press release dated June 8, 2001 titled "Gum Tech International, Inc. Announces Settlement of Patent Infringement Suit." On June 8, 2001, Gum Tech International announced the settlement of a 1999 lawsuit that was filed against Gum Tech International and Gel Tech, LLC by the Quigley Corporation in the United States District Court for the Eastern District of Pennsylvania. The case involved an alleged patent infringement arising from the use of Zicam.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

99.1 Gum Tech International, Inc. Press Release dated June 8, 2001 titled "Gum Tech International, Inc. Announces Settlement of Patent Infringement Suit."

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GUM TECH INTERNATIONAL, INC.
                                   (Registrant)


                                   /s/ William J. Hemelt
                                   ---------------------------------------------
                                   William J. Hemelt
                                   Secretary and Chief Financial Officer

Date: June 8, 2001

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
------    -----------

99.1 Gum Tech International, Inc. Press Release dated June 8, 2001 titled "Gum Tech International, Inc. Announces Settlement of Patent Infringement Suit."